[LETTERHEAD OF TAPCO]



To:      LEVI STRAUSS  (U.K.) LIMITED
         100 New Bridge Street
         London EC4V 6JA

         LEVI STRAUSS & CO.
         1155 Battery Street
         San Francisco
         CA 94120
         USA

                                                                28 December 2000



Dear Sirs,

EUROPEAN SECURITISATION

We refer to:

o a Receivables Purchase Agreement dated 29 February 2000 and made between yourselves as Seller, Levi Strauss & Co. as Parent and ourselves as Purchaser (the "RECEIVABLES PURCHASE AGREEMENT"); and

o a Servicing Agreement dated 29 February 2000 and made between yourselves as Servicer, Levi Strauss & Co. as Parent and ourselves as Purchaser (the "SERVICING AGREEMENT").

We are hereby adding the following Clause to the Receivables Purchase Agreement:

5.       CLEAN-UP CALL

5.1 On any Collection Payment Date after the occurrence of a Termination Date (the "RETRANSFER DATE"), the Seller shall be entitled, at its option, on giving not less than 5 days' prior notice to the Purchaser, to repurchase all outstanding Purchased Receivables if, on such Retransfer Date, the Outstanding Nominal Amount of all Purchased Receivables is less than 15% of the Outstanding Nominal Amount of all Purchased Receivables at the date on which the Termination Date is declared.

5.2 For the purpose of Clause 5.1 above, upon exercise of the option granted to it in Clause 5.1 above, the Seller shall provide the Purchaser with satisfactory evidence of the Outstanding Nominal Amount of all Purchased Receivables on the date on which the Termination Date is declared.

5.3 The repurchase price ("REPURCHASE PRICE") payable by the Seller if it wishes to execute the option granted to it pursuant to Clause 5.1 above, shall be the Outstanding Nominal Amount of all Purchased Receivables. Such Repurchase Price will be payable in full on the Retransfer Date and shall be deemed to be Collections of such Purchased Receivables. The re-transfer of such Purchased Receivables shall take effect upon receipt of the Repurchase Price by the Purchaser.

5.4 Any repurchase pursuant to this Clause 5 shall be without recourse against or warranty or representation on the part of the Purchaser and at the sole cost and expense of the Seller.

This Clause should be added as Clause 5 to the Receivables Purchase Agreement, with Clause 5 becoming clause 6 etc. The other provisions of the Receivables Purchase Agreement and the Servicing Agreement remain unchanged.

This letter will be effective as from 22 November 2000.

Please countersign this letter if you agree with its content.

Yours faithfully,

TULIP ASSET PURCHASE COMPANY



--------------------                        --------------------
Name:                                       Name:
Title:                                      Title:

                                WE AGREE WITH THE CONTENT OF THIS LETTER

                                LEVI STRAUSS (U.K.) LIMITED



                                _____________________              DATE:
                                NAME
                                TITLE:

                                LEVI STRAUSS & CO.



                                _____________________              DATE:
                                NAME
                                TITLE:

                              [LETTERHEAD OF TAPCO]



To:      LEVI STRAUSS  GERMANY GMBH
         Levi Strauss Allee
         63150 Heusenstamm
         Germany

                                                                28 December 2000



Dear Sirs,

EUROPEAN SECURITISATION

We refer to:

o a Receivables Purchase Agreement dated 29 February 2000 and made between yourselves as Seller and ourselves as Purchaser (the "RECEIVABLES PURCHASE AGREEMENT"); and

o a Servicing Agreement dated 29 February 2000 and made between yourselves as Servicer, Levi Strauss & Co. as Parent and ourselves as Purchaser (the "SERVICING AGREEMENT").

We are hereby adding the following Clause to the Receivables Purchase Agreement:

5.       CLEAN-UP CALL

5.1 On any Collection Payment Date after the occurrence of a Termination Date (the "RETRANSFER DATE"), the Seller shall be entitled, at its option, on giving not less than 5 days' prior notice to the Purchaser, to repurchase all outstanding Purchased Receivables if, on such Retransfer Date, the Outstanding Nominal Amount of all Purchased Receivables is less than 15% of the Outstanding Nominal Amount of all Purchased Receivables at the date on which the Termination Date is declared.

5.2 For the purpose of Clause 5.1 above, upon exercise of the option granted to it in Clause 5.1 above, the Seller shall provide the Purchaser with satisfactory evidence of the Outstanding Nominal Amount of all Purchased Receivables on the date on which the Termination Date is declared.

5.3 The repurchase price ("REPURCHASE PRICE") payable by the Seller if it wishes to execute the option granted to it pursuant to Clause 5.1 above, shall be the Outstanding Nominal Amount of all Purchased Receivables. Such Repurchase Price will be payable in full on the Retransfer Date and shall be deemed to be Collections of such Purchased Receivables. The re-transfer of such Purchased Receivables shall take effect upon receipt of the Repurchase Price by the Purchaser.

5.4 Any repurchase pursuant to this Clause 5 shall be without recourse against or warranty or representation on the part of the Purchaser and at the sole cost and expense of the Seller.

This Clause should be added as Clause 5 to the Receivables Purchase Agreement, with Clause 5 becoming clause 6 etc. The other provisions of the Receivables Purchase Agreement and the Servicing Agreement remain unchanged.

This letter will be effective as from 22 November 2000.

Please countersign this letter if you agree with its content.

Yours faithfully,

TULIP ASSET PURCHASE COMPANY



--------------------                                        --------------------
Name:                                                       Name:
Title:                                                      Title:

                                        WE AGREE WITH THE CONTENT OF THIS LETTER

                                        LEVI STRAUSS GERMANY GMBH



                                        _____________________              DATE:
                                        NAME
                                        TITLE:

                              [LETTERHEAD OF TAPCO]



To:      LEVI STRAUSS  DE ESPANA
         Avda Diagonal 605, 3(degree) PLANTA
         Barcelona
         Spain

         LEVI STRAUSS & CO.
         1155 Battery Street
         San Francisco
         CA 94120
         USA

                                                                28 December 2000



Dear Sirs,

EUROPEAN SECURITISATION

We refer to:

o a Receivables Purchase Agreement dated 29 February 2000 and made between yourselves as Seller, Levi Strauss & Co. as Parent and ourselves as Purchaser (the "RECEIVABLES PURCHASE AGREEMENT"); and

o a Servicing Agreement dated 29 February 2000 and made between yourselves as Servicer, Levi Strauss & Co. as Parent and ourselves as Purchaser (the "SERVICING AGREEMENT").

We are hereby adding the following Clause to the Receivables Purchase Agreement:

5.       CLEAN-UP CALL

5.1 On any Collection Payment Date after the occurrence of a Termination Date (the "RETRANSFER DATE"), the Seller shall be entitled, at its option, on giving not less than 5 days' prior notice to the Purchaser, to repurchase all outstanding Purchased Receivables if, on such Retransfer Date, the Outstanding Nominal Amount of all Purchased Receivables is less than 15% of the Outstanding Nominal Amount of all Purchased Receivables at the date on which the Termination Date is declared.

5.2 For the purpose of Clause 5.1 above, upon exercise of the option granted to it in Clause 5.1 above, the Seller shall provide the Purchaser with satisfactory evidence of the Outstanding Nominal Amount of all Purchased Receivables on the date on which the Termination Date is declared.

5.3 The repurchase price ("REPURCHASE PRICE") payable by the Seller if it wishes to execute the option granted to it pursuant to Clause
         5.1 above, shall be the Outstanding Nominal Amount of all Purchased Receivables. Such Repurchase Price will be payable in full on the Retransfer Date and shall be deemed to be Collections of such Purchased Receivables. The re-transfer of such Purchased Receivables shall take effect upon receipt of the Repurchase Price by the Purchaser.

5.4 Any repurchase pursuant to this Clause 5 shall be without recourse against or warranty or representation on the part of the Purchaser and at the sole cost and expense of the Seller.

This Clause should be added as Clause 5 to the Receivables Purchase Agreement, with Clause 5 becoming clause 6 etc. The other provisions of the Receivables Purchase Agreement and the Servicing Agreement remain unchanged.

This letter will be effective as from 22 November 2000.

Please countersign this letter if you agree with its content.

Yours faithfully,

TULIP ASSET PURCHASE COMPANY



--------------------                                        --------------------
Name:                                                       Name:
Title:                                                      Title:

                                        WE AGREE WITH THE CONTENT OF THIS LETTER

                                        LEVI STRAUSS  DE ESPANA



                                        _____________________              DATE:
                                        NAME
                                        TITLE:

                                        LEVI STRAUSS & CO.



                                        _____________________              DATE:
                                        NAME
                                        TITLE:

               [LETTERHEAD OF ABN AMRO BANK N.V. (BELGIAN BRANCH)]



To:      LEVI STRAUSS  ITALIA SRL
         Corso Como 15
         20154 Milan
         Italy

         LEVI STRAUSS & CO.
         1155 Battery Street
         San Francisco
         CA 94120
         USA

         TULIP ASSET PURCHASE COMPANY BV
         Gustav Mahlerlaan 10
         1082 PP Amsterdam
         The Netherlands

                                                                28 December 2000



Dear Sirs,

EUROPEAN SECURITISATION

We refer to:

o a Receivables Purchase Agreement dated 29 February 2000 and made between yourselves as Seller, Levi Strauss & Co. as Parent and ourselves as Purchaser (the "RECEIVABLES PURCHASE AGREEMENT"); and

o a Servicing Agreement dated 29 February 2000 and made between yourselves as Servicer, Levi Strauss & Co. as Parent and ourselves as Purchaser (the "SERVICING AGREEMENT").

We are hereby adding the following Clause to the Receivables Purchase Agreement:

5.       CLEAN-UP CALL

5.1 On any Collection Payment Date after the occurrence of a Termination Date (the "RETRANSFER DATE"), the Seller shall be entitled, at its option, on giving not less than 5 days' prior notice to the Purchaser, to repurchase all outstanding Purchased Receivables if, on such Retransfer Date, the Outstanding Nominal Amount of all Purchased Receivables is less than 15% of the Outstanding Nominal Amount of all Purchased Receivables at the date on which the Termination Date is declared.

5.2 For the purpose of Clause 5.1 above, upon exercise of the option granted to it in Clause 5.1 above, the Seller shall provide the Purchaser with satisfactory evidence of the Outstanding Nominal Amount of all Purchased Receivables on the date on which the Termination Date is declared.

5.3 The repurchase price ("REPURCHASE PRICE") payable by the Seller if it wishes to execute the option granted to it pursuant to Clause 5.1 above, shall be the Outstanding Nominal Amount of all Purchased Receivables. Such Repurchase Price will be payable in full on the Retransfer Date and shall be deemed to be Collections of such Purchased Receivables. The re-transfer of such Purchased Receivables shall take effect upon receipt of the Repurchase Price by the Purchaser.

5.4 Any repurchase pursuant to this Clause 5 shall be without recourse against or warranty or representation on the part of the Purchaser and at the sole cost and expense of the Seller.

This Clause should be added as Clause 5 to the Receivables Purchase Agreement, with Clause 5 becoming clause 6 etc. The other provisions of the Receivables Purchase Agreement and the Servicing Agreement remain unchanged.

This letter will be effective as from 22 November 2000.

Please countersign this letter if you agree with its content.

Yours faithfully,

ABN AMRO BANK N.V. (BELGIAN BRANCH)



--------------------                                        --------------------
Name:                                                       Name:
Title:                                                      Title:

                                        WE AGREE WITH THE CONTENT OF THIS LETTER

                                        LEVI STRAUSS  ITALIA SRL



                                        _____________________              DATE:
                                        NAME
                                        TITLE:

                                        LEVI STRAUSS & CO.



                                        _____________________              DATE:
                                        NAME
                                        TITLE:

                                        TULIP ASSET PURCHASE COMPANY BV



                                        _____________________              DATE:
                                        NAME
                                        TITLE:

               [LETTERHEAD OF ABN AMRO BANK N.V. (BELGIAN BRANCH)]



To:      LEVI  STRAUSS CONTINENTAL S.A.
         Avenue Arnaud Fraiteur 15-23
         1050 Brussels
         Belgium

         LEVI STRAUSS & CO.
         1155 Battery Street
         San Francisco
         CA 94120
         USA

         TULIP ASSET PURCHASE COMPANY BV
         Gustav Mahlerlaan 10
         1082 PP Amsterdam
         The Netherlands

                                                                28 December 2000



Dear Sirs,

EUROPEAN SECURITISATION

We refer to:

o a Receivables Purchase Agreement dated 29 February 2000 and made between yourselves as Seller, Levi Strauss & Co. as Parent and ourselves as Purchaser (the "RECEIVABLES PURCHASE AGREEMENT"); and

o a Servicing Agreement dated 29 February 2000 and made between yourselves as Servicer, Levi Strauss & Co. as Parent and ourselves as Purchaser (the "SERVICING AGREEMENT").

We are hereby adding the following Clause to the Receivables Purchase Agreement:

5.       CLEAN-UP CALL

5.1 On any Collection Payment Date after the occurrence of a Termination Date (the "RETRANSFER DATE"), the Seller shall be entitled, at its option, on giving not less than 5 days' prior notice to the Purchaser, to repurchase all outstanding Purchased Receivables if, on such Retransfer Date, the Outstanding Nominal Amount of all Purchased Receivables is less than 15% of the Outstanding Nominal Amount of all Purchased Receivables at the date on which the Termination Date is declared.

5.2 For the purpose of Clause 5.1 above, upon exercise of the option granted to it in Clause 5.1 above, the Seller shall provide the Purchaser with satisfactory evidence of the

         Outstanding Nominal Amount of all Purchased Receivables on the date on which the Termination Date is declared.

5.3 The repurchase price ("REPURCHASE PRICE") payable by the Seller if it wishes to execute the option granted to it pursuant to Clause 5.1 above, shall be the Outstanding Nominal Amount of all Purchased Receivables. Such Repurchase Price will be payable in full on the Retransfer Date and shall be deemed to be Collections of such Purchased Receivables. The re-transfer of such Purchased Receivables shall take effect upon receipt of the Repurchase Price by the Purchaser.

5.4 Any repurchase pursuant to this Clause 5 shall be without recourse against or warranty or representation on the part of the Purchaser and at the sole cost and expense of the Seller.

This Clause should be added as Clause 5 to the Receivables Purchase Agreement, with Clause 5 becoming clause 6 etc. The other provisions of the Receivables Purchase Agreement and the Servicing Agreement remain unchanged.

This letter will be effective as from 22 November 2000.

Please countersign this letter if you agree with its content.

Yours faithfully,

ABN AMRO BANK N.V. (BELGIAN BRANCH)



--------------------                                        --------------------
Name:                                                       Name:
Title:                                                      Title:

                                        WE AGREE WITH THE CONTENT OF THIS LETTER

                                        LEVI STRAUSS CONTINENTAL S.A.



                                        _____________________              DATE:
                                        NAME
                                        TITLE:

                                        LEVI STRAUSS & CO.



                                        _____________________              DATE:
                                        NAME
                                        TITLE:

                                        LEVI STRAUSS  ITALIA SRL


                                        _____________________              DATE:
                                        NAME
                                        TITLE: